UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2006

Bremer Financial Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-18342	41-0715583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Minnesota St., Suite 2000, St. Paul MN	55101-2107
(Address of principal executive offices)	(Zip Code)

(651) 227-7621

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Bremer Financial Corporation (the “Company”) under the Exchange Act or the Securities Act of 1933, as amended.

Item 2.02	Results of Operations and Financial Condition.

On July 25, 2006, Bremer Financial Corporation issued a press release reporting on its results of operations and balance sheet for the quarter ended June 30, 2006. Attached hereto as Exhibit 99.1 is a copy of the press release, which is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is furnished with this Current Report on Form 8-K:

99.1	Press release of Bremer Financial Corporation dated July 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date July 25, 2006	Bremer Financial Corporation
	By:	/s/Stan K. Dardis
Stan K. Dardis President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press release of Bremer Financial Corporation dated July 25, 2006.